                                                                 EXHIBIT 10.21

                          H&Q You Tools Investors, L.P.
                                 One Bush Street
                             San Francisco, CA 94104



August 9, 1999



David K. Van Allen
FASTNET Corporation
Two Courtney Place -- Suite 130
3864 Courtney Street
Bethlehem, PA 18017


Dear David:

In connection with and in consideration for the proposed public offering (the "Offering") of common stock of FASTNET Corporation (the "Company"), this letter confirms the agreement of H&Q You Tools Investors, L.P. ("H&Q") to
(i) amend the Convertible Promissory Note between H&Q and the Company, dated May 27, 1998 (the "Note"), to extend the maturity date of the Note from November 30, 1999 to January 31, 2001, effective immediately, and (ii) convert the Note into shares of the Company's common stock pursuant to the terms relating to the conversion option that are set forth in the Note, effective immediately prior to the consummation of the Offering.

H&Q YOU TOOLS INVESTORS, L.P.


/s/ Andrew Kahn
--------------------------------
By: Andrew Kahn
Title: Principal

Acknowledged and Agreed to:

FASTNET CORPORATION


/s/ David K. Van Allen
--------------------------------
By: David K. Van Allen
Title: Chief Executive Officer

                                 CHANGE OF TERMS
                                       TO
                                 PROMISSORY NOTE

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Borrower:                                 Lender:
FASTNET CORPORATION                       H&Q YOU TOOLS INVESTMENT HOLDING, L.P.
(FORMERLY YOU TOOLS CORPORATION)          One Bush Street
3864 Courtney Street                      San Francisco, CA 94104
Two Courtney Place, Suite 130
Bethlehem, PA  18017
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Principal Amount:   $3,050,000.00         Original Date of Note:   May 28, 1998
                                          Date of Change of Terms: May 14, 1999


The Promissory Note referenced above is amended as follows:

1. "Initial Conversion Price" shall be One and 50/100 Dollars ($1.50), notwithstanding the occurrence of a Qualified Equity Financing.

All other terms to the Promissory Note referenced above remain unchanged.


BORROWER:

FASTNET CORPORATION


By:  /s/ Sonny Hunt
   -------------------------------
     Name:     Sonny Hunt
          ------------------------
     Title:       President
           -----------------------

                                    AGREEMENT

         Whereas, You Tools Corporation ("You Tools") wants to borrow $3,050,000 from H&Q You Tools Investment Holding, L.P., ("H&Q"), pursuant to the terms of the Convertible Promissory Note attached hereto (the "Note"); and

         Whereas, the Note is convertible into common stock of You Tools pursuant to the terms of the Note; and

         Whereas, the conversion of the Note may require You Tools to authorize an additional amount of shares necessary to allow H&Q to exercise the Convertible Option pursuant to the Note; and

         Whereas, H&Q requires assurance that in the event H&Q determines to convert the Note that the authorization of the additional amount of shares required to effect such conversion will be approved by the voting majority of investors in You Tools;

         Whereas, Sonny Hunt, David Van Allen, R. Scheinblum and P. Weller are investors in You Tools (each, an "Investor"), and in aggregate have a voting majority of the shares of You Tools;

         Whereas, each Investor recognizes the benefit of a loan made to You Tools pursuant to the Note,

         Therefore, each Investor agrees as follows:

1. Each Investor agrees that should H&Q elect to convert its Note, each Investor will vote to approve the authorization of any additional shares required to effect such conversion; and

2. Each Investor agrees that should he or she sell any of their shares of You Tools to any other party, they will first obtain in writing from such acquiring party written acknowledgment acceptable to H&Q that such acquiring party will also agree that should H&Q elect to convert its Note, such acquiring party will vote to approve the authorization of any additional shares required to effect such conversion.

Agreed:                                     Dated:  5/28/98


/s/ Sonny Hunt                              /s/ David Van Allen
---------------------                     ----------------------
Sonny Hunt                                 David Van Allen

/s/ Rafe Scheinblum                        /s/ Phillip Weller
---------------------                     ----------------------
R. Scheinblum                              P. Weller

                     ADDENDUM TO CONVERTIBLE PROMISSORY NOTE

       With regard to paragraph IV titled "Reserving Shares" that sentence should be replaced as follows:

       Upon notice by Lender of the intent to exercise the Conversion Option Borrower agrees to immediately amend its Articles of Incorporation to authorize an additional amount of shares required so as to allow Lender to exercise the Conversion Option pursuant to the provisions of this Note.

       All other terms and conditions of the Convertible Promissory Note dated May 28, 1998 shall remain the same.

BORROWER:

YOU TOOLS CORPORATION:



By:    /s/ Sonny Hunt
      ----------------
Name:    Sonny Hunt
      ----------------
Title:   President
      ----------------

                           CONVERTIBLE PROMISSORY NOTE

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--------------------------------------------------------------------------------

BORROWER:                                         LENDER
---------                                         ------
YOU TOOLS CORPORATION                             H&Q YOU TOOLS INVESTMENT HOLDING, L.P.
3864 Courtney Street                              One Bush Street
Two Courtney Place, Suite 130                     San Francisco, CA  94104
Bethlehem, PA  18017


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Principal Amount: $3,050,000.00   Interest Rate:  7.00%   Date of Note:  MAY 28, 1998
                   ------------                   -----                  ------------


PROMISE TO PAY: YOU TOOLS CORPORATION, A.K.A. FASTNET ("Borrower") promises to pay to H&Q YOU TOOLS INVESTMENT HOLDING, L.P. ("Lender"), or order, in lawful money of the United States of America, the principal amount of THREE MILLION FIFTY THOUSAND DOLLARS ($3,050,000.00), or so much as may be outstanding, together with interest on the unpaid outstanding principal balances from the date of this Note until such balance is paid in full.

PAYMENT: Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to collection costs and late charges, then fees, and then to accrued unpaid interest, and any remaining amount to principal.

FIXED INTEREST RATE: The interest rate on this Loan is seven percent (7.00%) per annum, or, if lower, the maximum rate of interest allowed by applicable law. Interest shall be computed on a 365 days per year simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 365 days, times the outstanding principal balance, times the actual number of days that the principal balance was outstanding.

INTEREST ONLY PAYMENTS: Borrower will pay interest in arrears on the principal amount outstanding on this Note with quarterly payments beginning on June 30, 1998 and continuing on the last day of each September, December, March and June thereafter through Maturity and on the Maturity Date.

MATURITY: The Borrower shall repay all principal and any other amounts outstanding on this Note including interest on November 30, 1999, (the "Maturity Date"). Borrower may not prepay the principal on this Note before the Maturity Date. The Maturity Date may be modified by the Early Acceleration provision below.

EARLY ACCELERATION: All principal, interest, and any other amounts outstanding on this Note shall become immediately due and payable upon the sole discretion of Lender if (a) there is a Change of Control, as defined in the Loan and Security Agreement, or (b) there is a Qualified Equity Financing, as defined below.

LOAN FEE: This Note is subject to a Thirty Two Thousand Five Hundred Dollar ($32,500) loan fee.

REPAYMENT: Borrower agrees that all loan fees are earned fully as of the date received by Lender and will not be subject to refund, except as otherwise required by law.

________________________________________________________________________________
                             Promissory Note, Page 2

CONVERSION OPTION: The Lender may, at any time on or before the Maturity Date, require the Borrower to convert all or part of the principal into a number of shares of common stock equal to the quotient of (a) the principal amount subject to conversion divided by (b) the Conversion Price, as defined herein, which option shall be referred to as the "Conversion Option". Borrower agrees to deliver to Lender shares of the Borrower's common stock pursuant to the provisions herein within seven (7) days of the receipt of any Conversion Notice.

              I. CERTAIN DEFINITIONS. As used in this Promissory Note the following terms shall have the following respective meanings:

              (a) "Common Stock" shall mean shares of the presently authorized common stock of the Borrower and any stock into which such common stock may hereafter be exchanged.

              (b) "Conversion Notice" shall mean a written notice given to the Borrower from the Lender in which the Lender notifies the Borrower that the Lender elects to exercise the Conversion Option for all or part of the principal on this Note.

              (c) "Conversion Price" shall be the Initial Conversion Price as adjusted herein.

              (d) "Convertible Amount" shall mean the aggregate dollar amount which is subject to conversion pursuant the Conversion Option.

              (e) "Convertible Securities" shall mean any evidence of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

              (f) "Initial Conversion Price" shall mean the price per share at which the Borrower issues additional shares of Common Stock, Options or Convertible Securities in a Qualified Equity Financing, or if no Qualified Equity Financing has occurred before Lender elects to exercise its Conversion Option, then the Initial Conversion Price shall mean One and 50/100 Dollars ($1.50).

              (g) "Options" shall mean the rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities.

              (h) "Qualified Equity Financing" shall mean the sale of Common Stock or Convertible Securities by the Borrower to "accredited investors" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933 for gross proceeds of Three Million Dollars ($3,000,000) or more after the date of this Note and prior to the exercise of the Conversion Option.

              II. ADJUSTMENTS. The Conversion Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

              (a) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Borrower with or into another corporation (other than a merger or reorganization with respect to which the Borrower is the continuing corporation and which does not result in any reclassification of the Common Stock), each share of

________________________________________________________________________________
                             Promissory Note, Page 3

       Common Stock theretofore issuable upon exercise of any Conversion Option, shall be properly adjusted as to the number and kind of securities receivable upon the exercise of any Conversion Option, such that Lender shall receive the number and kind of securities which a holder of Common Stock would have been entitled to receive after the happening of any of the events described in this subsection (a) had the conversion pursuant to any Conversion Option been made immediately prior to the happening of such event or the record date for such event, whichever is earlier. The provisions of this subsection (a) shall similarly apply to successive reclassifications, reorganizations, consolidations or mergers.

              (b) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If Borrower at any time prior to Lender's exercise of any Conversion Option shall split, subdivide or combine the Common Stock of the Borrower, the Conversion Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection (b) shall become effective when the split, subdivision or combination becomes effective.

              (c) STOCK DIVIDENDS. If the Borrower at any time prior to Lender's exercise of any Conversion Option shall pay a dividend with respect to Common Stock of the Borrower payable in shares of Common Stock, Options, or Convertible Securities, the Conversion Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distributions, to that price determined by multiplying the Conversion Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (including Common Stock issuable upon exercise, conversion or exchange of any Option or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distribution by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the, or any increase by the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Conversion Price shall, upon any such decrease or increase becoming effective, be reduced to reflect such decrease or increased to reflect such increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this subsection (c) shall become effective on the record date.

              (d) OTHER SECURITIES. In the event the Borrower at any time prior to Lender's exercise of any Conversion Option makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Borrower other than shares of Common Stock, then, and in each such event, provision shall be made so that the Lender shall receive, upon exercise of any Conversion Option, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Borrower which the Lender would have received had the Convertible Amounts been exercised for such Common Stock on the date of such event and had the Lender thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by Lender as aforesaid during such period, subject to all other adjustment called for during such period under the provisions of this Note with respect to the rights of the Lender.

________________________________________________________________________________
                             Promissory Note, Page 4

              (e) NEW SECURITIES. If the Borrower, at any time after a Qualified Equity Financing and prior to the Maturity Date, shall issue additional shares of Common Stock, Options or Convertible Securities at a price per share below the Conversion Price, the Conversion Price shall be reduced to such price. Notwithstanding the foregoing, the Borrower shall not be required to make any adjustment to the Conversion Price in the case of the issuance of up to Two Million shares of Common Stock or Convertible Securities upon the exercise of any options or warrants to employees, consultants or directors of Borrower.

              III. FRACTIONAL SHARES. Pursuant to the Conversion Option no fractions of shares of Common Stock shall be issued, but in lieu thereof Borrower shall pay a cash adjustment to Lender in respect of such fractional interest in an amount equal to such fractional interest multiplied by the then applicable Conversion Price.

              IV. RESERVING SHARES. Borrower shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the Conversion Options of Lender, as such number of shares of Common Stock as shall from time to time be adjusted pursuant to the provisions of this Note.

LOAN AND SECURITY AGREEMENT. This Note is subject to and shall be governed by all the terms and conditions of the Loan and Security Agreement dated as of the Date of this Note first written above between the Borrower and Lender as amended from time to time (the "Loan and Security Agreement").

COLLATERAL: This Note is secured by certain collateral of the Borrower as more thoroughly described in the Loan and Security Agreement and the Intellectual Property Security Agreement dated as of the Date of this Note first written above, between Borrower and Lender.

SERVICE CHARGE: Since it would be impractical or extremely difficult to fix Lender's actual damages for collecting and accounting for a late payment, if any payment to Lender required herein is not paid on or before three business days after its due date, Borrower shall pay to Lender and amount equal to five percent of any such late payment (but not less than $10 nor more than $250). Borrower shall also pay interest on any such late payment from the due date thereof until the date paid at the lesser of 18% per annum or the maximum rate allowed by law.

WAIVER OF JURY TRIAL: BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER TO THIS NOTE BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

BORROWER:

YOU TOOLS CORPORATION

BY:    /s/ Sonny Hunt
      ----------------
NAME:    Sonny Hunt
      ----------------
TITLE:   President
      ----------------

________________________________________________________________________________
                             Promissory Note, Page 5